UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________
Date of Report (Date of earliest event reported): April 30, 2008
DR PEPPER SNAPPLE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33829	75-3258232
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

5301 Legacy Drive, Plano, Texas 75204
(Address of principal executive offices and zip code)
(972) 673-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 30, 2008, Dr Pepper Snapple Group, Inc. (the “Company”) issued $1.7 billion aggregate principal amount of senior unsecured notes, consisting of $250,000,000 aggregate principal amount of 6.12% Senior Notes due 2013 (the “2013 Notes”), $1,200,000,000 principal amount of 6.82% Senior Notes due 2018 (the “2018 Notes”) and $250,000,000 principal amount of 7.45% Senior Notes due 2038 (the “2038 Notes” and, together with the 2013 Notes and 2018 Notes, the “Notes”). Interest on the Notes is payable semi-annually on May 1 and November 1. Interest on each series of Notes will be subject to adjustment from time to time if the debt rating assigned to such notes is downgraded (or subsequently upgraded). The Notes were issued in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended.
     The Notes were issued pursuant to an indenture (the “Indenture”), dated April 30, 2008, between the Company and Wells Fargo Bank, N.A., as trustee. The Indenture, among other things, limits the Company’s ability to (with significant exceptions):
•	incur indebtedness secured by principal properties;

•	enter into certain sale and leaseback transactions with respect to principal properties; and

•	enter into certain mergers, consolidations and transfers of substantially all of the Company’s assets.
     The net proceeds of approximately $1,668,240,000 from the sale of the Notes, after deducting initial purchasers’ discounts, were deposited into an escrow account established pursuant to an escrow agreement dated April 30, 2008 between the Company and Wells Fargo Bank, N.A., as escrow agent. Following such deposit, the borrowings under the Bridge Credit Agreement (defined in Item 1.02 below) were released from a collateral account containing such funds and returned to the lenders under the Bridge Credit Agreement. Upon completion of the Company’s separation from Cadbury Schweppes plc (“Cadbury Schweppes”), the net proceeds of the Notes offering will be released to the Company from the escrow account. The Company intends to use the net proceeds of the Notes offering, together with borrowings from the term loan A facility under the Company’s Amended and Restated Credit Agreement dated April 11, 2008, presently held by the lenders under the term loan A facility in a collateral account, and cash on hand, to settle with Cadbury Schweppes related party debt and other balances, eliminate Cadbury Schweppes’ net investment in the Company, purchase certain assets from Cadbury Schweppes related to the Company’s business, pay fees and expenses related to the separation and related financings and provide the Company with $100 million of cash on hand immediately after the separation.
     If the separation is not consummated prior to 3:00 p.m. (New York City time) on May 13, 2008, the borrowings under the term loan A facility will be released and used to repay the amounts due under that facility, and the net proceeds of the Notes offering will be released from the escrow account and, together with funds Cadbury Schweppes has agreed to pay to the Company, will be used to redeem all of the Notes. If the separation has not occurred by 3:00 p.m. (New York City time) on May 13, 2008 and the lenders under the Company’s term loan A facility postpone the time and date on which the term loan A facility is required to be repaid, the redemption of the Notes will be on the earlier of such extended time or 3:00 p.m. (New York City time) on July 14, 2008 if the separation has not occurred by such time.

     The foregoing description of the terms of the Notes is qualified in its entirety by reference to the Indenture attached hereto as Exhibit 4.1, and the form of 2013 Notes, the form of 2018 Notes and the form of 2038 Notes attached to the Indenture, each of which is incorporated by reference herein.
     In connection with the issuance of Notes, on April 30, 2008, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, BNP Paribas Securities Corp., Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC and TD Securities (USA) LLC, as initial purchasers of the Notes, which will give holders of the Notes certain exchange and registration rights with respect to the Notes. The foregoing description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 4.5, which is incorporated by reference herein.
Item 1.02. Termination of a Material Definitive Agreement
     On April 30, 2008, the Company repaid all borrowings under and terminated its amended and restated 364-day bridge credit agreement among the Company, various lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent, dated April 11, 2008 (the “Bridge Credit Agreement”). A description of the material terms and conditions of the Bridge Credit Agreement is set forth in the Company’s Information Statement, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 28, 2008 (the “Information Statement”), under the section entitled “Description of Indebtedness—Overview—Bridge Loan Facility” and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.
     The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Notes is incorporated herein by reference.
Item 8.01. Other Events
     After giving effect to the issuance of the Notes and the repayment and termination of the Bridge Credit Agreement, the Company’s pro forma interest expense (including amortization of issuance costs) for the year ended December 31, 2007 would have been approximately $258 million, which does not include amortization of financing fees associated with the Bridge Credit Agreement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
Number	Description

4.1	Indenture, dated as of April 30, 2008, between Dr Pepper Snapple Group, Inc. and Wells Fargo Bank, N.A.

4.2	Form of 6.12% Senior Notes due 2013 (included as Exhibit A-1 to the Indenture, attached as Exhibit 4.1 hereto).

4.3	Form of 6.82% Senior Notes due 2018 (included as Exhibit A-2 to the Indenture, attached as Exhibit 4.1 hereto).

4.4	Form of 7.45% Senior Notes due 2038 (included as Exhibit A-3 to the Indenture, attached as Exhibit 4.1 hereto).

4.5	Registration Rights Agreement, dated April 30, 2008, among Dr Pepper Snapple Group, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, BNP Paribas Securities Corp., Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC and TD Securities (USA) LLC

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date: May 1, 2008	By:	/s/ James L. Baldwin, Jr.
		Name:	James L. Baldwin, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Indenture, dated as of April 30, 2008, between Dr Pepper Snapple Group, Inc. and Wells Fargo Bank, N.A.

4.2	Form of 6.12% Senior Notes due 2013 (included as Exhibit A-1 to the Indenture, attached as Exhibit 4.1 hereto).

4.3	Form of 6.82% Senior Notes due 2018 (included as Exhibit A-2 to the Indenture, attached as Exhibit 4.1 hereto).

4.4	Form of 7.45% Senior Notes due 2038 (included as Exhibit A-3 to the Indenture, attached as Exhibit 4.1 hereto).

4.5	Registration Rights Agreement, dated April 30, 2008, among Dr Pepper Snapple Group, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, BNP Paribas Securities Corp., Mitsubishi UFJ Securities International plc, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC and TD Securities (USA) LLC